UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 10, 2002
               Date of report (date of earliest event reported)


                             QUADRAMED CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


      Delaware                        0-21031                   52-1992861
  (State or Other             (Commission File Number)        (IRS Employer
    Jurisdiction                                           Identification No.)
 of Incorporation)


22 PELICAN WAY, SAN RAFAEL, CALIFORNIA                              94901
 (Address of Principal Executive Offices)                         (Zip Code)


                                (415) 482-2100
             (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Items.

QuadraMed Corporation ("QuadraMed") released a press release on December 10, 2002 providing an update regarding the status of its securities continuing to be listed on the NASDAQ National Market.


ITEM 7.    Exhibit.

           Exhibit No.        Description

           99.1 QuadraMed Press Release dated December 10, 2002 entitled, "Quadramed Reports On NASDAQ
                              Listing Status."


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 13, 2002                       QUADRAMED CORPORATION


                                                By: /s/ Michael H. Lanza
                                                    --------------------------
                                                    Michael H. Lanza
                                                    Executive Vice President
                                                    and Corporate Secretary

                                 EXHIBIT 99.1

                                                         QUADRAMED CORPORATION
                                                                        (Logo)

FOR IMMEDIATE RELEASE

                                            CONTACT:

                                            Carey Rutigliano,
                                            Sr. Director of Finance
                                            crutigliano@quadramed.com
                                            415.482.2320

                  QUADRAMED REPORTS ON NASDAQ LISTING STATUS

San Rafael, California - Tuesday, December 10, 2002 - QuadraMed Corporation (Nasdaq:QMDCE) today announced that it has applied to the Nasdaq Listing Qualifications Panel for an extension of time to permit the continued listing of the Company's securities on the Nasdaq National Market until the Company makes its required filings with the Securities and Exchange Commission, including the Forms 10-Q for the quarters ended June 30 and September 30, 2002 and its restated financial statements for the years ended December 31, 1999, 2000 and 2001 and the quarter ended March 31, 2002.

The Nasdaq Listing Qualifications Panel is currently reviewing QuadraMed's request. Nasdaq staff has advised QuadraMed that, while the request is under consideration, the Listing Qualification Panel will not enforce its previously established December 16, 2002 deadline by which QuadraMed was to make its SEC filings. QuadraMed cannot anticipate and cannot offer assurances as to the date by which the Listing Qualification Panel will make a decision on QuadraMed's request for an extension or on its continued listing.

QuadraMed reiterated it was making every effort to complete the audit and quarterly review phase of the financial statements as quickly as possible.

The Company also clarified a statement in its press release issued earlier today regarding the forensic procedures being performed by Deloitte and Touche LLP. Deloitte has reported to the QuadraMed audit committee that its previously announced forensic procedures have not revealed any indications of fraud or intentional wrongdoing related to the years ended December 31, 2001 and 2000. Deloitte, however, is still reviewing issues concerning the rationale for several items already announced to be part of the restatement of the financial statements for the year ended December 31, 1999. The passage of time, changes in the Company's management and financial and accounting staff, and the fact that Arthur Andersen LLP was the 1999 auditor, make it unlikely that the Company will be able to conclusively determine whether the rationale for these 1999 items was appropriate. The inability to reach a conclusion as to the rationale for these items is not expected to affect the timing of the Company's completion of its internal work on the restatement.

About QuadraMed Corporation

QuadraMed is dedicated to developing information technology and providing consulting services that help healthcare professionals deliver outstanding patient care with optimum efficiency. Offering real-world solutions for every aspect of acute care information management, QuadraMed has four main product lines: Affinity(R) Healthcare Information System, Quantim(R) Health Information Management Software and Services, Complysource(R) Compliance Solutions, and Chancellor(TM) Financial Products and Services. Behind our products and services are nearly 1000 professionals whose healthcare experience has earned QuadraMed the trust and loyalty of its many customers. To find out more about QuadraMed, visit www.quadramed.com.

   Cautionary Statement on Risks Associated With Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "intend," "plan," "estimate," "may," "should," "could," and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update of revise any forward-looking statement. As previously announced, QuadraMed is in the process of restating its historical financial statements.

Important factors that could cause QuadraMed's actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) forensic procedures carried out by QuadraMed may not be sufficient to permit the restatements to be completed on a timely basis or at all; (ii) QuadraMed's ability to remain listed on the Nasdaq National Market;
(iii) QuadraMed's quarterly operating results may vary, (iv) QuadraMed's stock price may be volatile, (v) QuadraMed's investments are subject to market risk,
(vi) QuadraMed faces product development risks from rapid technological changes, (vii) QuadraMed's products may be subject to bugs and other errors,
(viii) QuadraMed's intellectual property and technology may be subject to infringement claims or be infringed upon, (ix) QuadraMed's products and services, particularly those sold to government entities and those sold to customers receiving government reimbursement, are subject to scrutiny, regulation, and possible future regulation by state and federal governments;
(x) increased competition for QuadraMed's products and services, and (xi) QuadraMed may need to use its cash balances to repurchase or redeem its subordinated convertible debentures. QuadraMed does not intend this list of important factors to be exhaustive and advises investors that it discusses other risks and uncertainties that could cause QuadraMed's actual results to differ from these forward-looking statements in its periodic reports filed with the Securities and Exchange Commission ("SEC"). These SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC's EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

Note to Editors: QuadraMed, Affinity, Quantim, and Complysource are registered trademarks of QuadraMed Corporation. Chancellor is a trademark of QuadraMed Corporation. All other trademarks and registered trademarks are the properties of their respective holders.

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